UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2008
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue
Berwyn, Pennsylvania		19312
(Address of principal executive offices)		(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 26, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dollar Financial Corp., a Delaware corporation (the “Company”), approved the following actions:
Compensation Increase for Certain Executive Officers.
     The Committee approved the following annual compensation adjustments effective July 1, 2008: (i) the annual base compensation for Randy Underwood, the Company’s Executive Vice President and Chief Financial Officer, was increased to $445,000; and (ii) the annual base compensation for Norman Miller, the Company’s Executive Vice President and Chief Operating Officer, was increased to $450,000.
Approval of 2009 Executive Management Bonus Program.
     The Committee approved a cash bonus plan for fiscal year 2009 (the “2009 Executive Management Bonus Program”) pursuant to which certain members of our executive management team with global strategic management responsibilities will participate, including Jeffrey Weiss and Randy Underwood, who are each named executive officers of the Company, and Norman Miller, our Executive Vice President and Chief Operating Officer. The 2009 Executive Management Bonus Program sets forth target bonus amounts as a percentage of base compensation, which percentage is subject to increase based upon the Company’s achievement of certain earnings before interest, taxes, depreciation and amortization (“EBITDA”) goals.
     The target bonus award for each of Mssrs. Miller and Underwood under the 2009 Executive Management Bonus Program is 80% and the maximum bonus opportunity is 160%. The target bonus award and the maximum bonus opportunity for Mr. Weiss under the 2009 Executive Management Bonus Program is 100% and 150%, respectively, each as determined pursuant to the bonus provision contained in his employment agreement, which has been previously filed by the Company as an Exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2007.
     The Committee and/or the Board will determine the EBITDA operating targets and methodology on which the bonuses are paid pursuant to the 2009 Executive Management Bonus Program based upon methods used historically by the Company. The Committee and/or the Board retain the right to amend, alter or terminate the 2009 Executive Management Bonus Program at any time. The bonuses under the 2009 Executive Management Bonus Program will be calculated and paid after finalizing the Company’s annual financial results for fiscal year 2009 or pursuant to certain contract provisions.
Approval of 2009 Key Management Bonus Program.
     The Committee approved a cash bonus plan for fiscal year 2009 (the “2009 Key Management Bonus Program”) pursuant to which certain key management personnel of the Company will participate, including Sydney Franchuk, who is a named executive officer of the Company. The 2009 Key Management Bonus Program sets forth target bonus amounts as a percentage of base compensation, which percentage is subject to increase based upon the achievement of certain EBITDA goals of the overall company and of the performance of the business unit in which each participant operates.
     The target bonus award and maximum bonus award for Mr. Franchuk pursuant to the 2009 Key Management Bonus Program is 60% and 120%, respectively.

     The Committee and/or the Board will determine the EBITDA operating targets and methodology on which the bonuses are paid pursuant to the 2009 Key Management Bonus Program based upon methods used historically by the Company. The Committee and/or the Board retain the right to amend, alter or terminate the 2009 Key Management Bonus Program at any time. The bonuses under the 2009 Key Management Bonus Program will be calculated and paid after finalizing the Company’s audited annual financial results for fiscal year 2009.
Approval of Awards Under the 2009 Executive Long-Term Incentive Program.
     Grant of Stock Options
     The Committee approved the grant of options to purchase an aggregate of 320,850 shares of common stock under the 2009 Long-Term Incentive Program (the “Options”) to certain members of Company management, including Mr. Miller and the named executive officers set forth in the table below. The Options have an effective date of June 26, 2008, and will vest ratably on a quarterly basis over a three-year period beginning with the quarter ending September 30, 2008.
     The Options granted included the following specified awards to the following named executive officers of the Company and our Executive Vice President and Chief Operating Officer:

		Shares Underlying Stock
Executive Officer	Title	Options
Norman Miller	Executive Vice President and Chief Operating Officer	31,250
Randy Underwood	Executive Vice President and Chief Financial Officer	31,250
Sydney Franchuk	Executive Vice President and Chairman – National Money Mart	12,500
     Grant of Restricted Stock Units.
     The Committee approved the grant of an aggregate of 128,375 restricted stock units of the Company’s common stock under the 2009 Long-Term Incentive Program (the “RSUs”) to certain members of Company management, including Mr. Miller and the named executive officers set forth in the table below. The RSUs have an effective date of June 26, 2008, and will vest ratably on a quarterly basis over a three-year period beginning with the quarter ending September 30, 2008.
     The RSUs granted included the following specified awards to the following named executive officers of the Company and our Executive Vice President and Chief Operating Officer:

Executive Officer	Title	Restricted Stock Units
Norman Miller	Executive Vice President and Chief Operating Officer	12,500
Randy Underwood	Executive Vice President and Chief Financial Officer	12,500
Sydney Franchuk	Executive Vice President and Chairman – National Money Mart	5,000
     Grant of Long-Term Incentive Cash Payments.
     The Committee approved long term incentive cash payments to certain members of Company management in the aggregate amount of $1,978,000 (the “2009 Long-Term Incentive Cash Payments”) under the 2009 Long-Term Incentive Program, including Mr. Miller and the named executive officers set forth in the table below. The 2009 Long-Term Incentive Cash Payments will vest ratably on an annual basis over a three-year period if, and only if, the Company attains its fiscal year 2009 Consolidated EBITDA target and/or other strategic objectives as established by the Board. If such goals are attained, the vesting of the cash awards will begin on June 30, 2009.
     The 2009 Long-Term Incentive Cash Payments included the following specified amounts to the following named executive officers of the Company and our Executive Vice President and Chief Operating Officer:

Executive Officer	Title	Cash Payment
Norman Miller	Executive Vice President and Chief Operating Officer	$240,000
Randy Underwood	Executive Vice President and Chief Financial Officer	$240,000
Sydney Franchuk	Executive Vice President and Chairman – National Money Mart	$96,000
Deferred Compensation and Long-Term Cash Awards Under the 2008 Long-Term Incentive Program
     The Committee and the Board determined that the Company met the strategic objectives for fiscal year 2008 required by the Long-Term Incentive Program for fiscal year 2008 (the “2008 Long-Term Incentive Program”) which the Company previously announced in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2007 (the “Prior Form 8-K”). Consequently, the Committee and the Board approved the payment of the cash awards previously disclosed in the Prior Form 8-K and the pro rata distribution of each participant’s deferred compensation award to his or her deferred compensation plan as previously disclosed in the Prior Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: July 2, 2008	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer